Exhibit 99.2

CTPARTNERS EXECUTIVE SEARCH INC
UNAUDITED PRO FORMA INFORMATION

The following unaudited pro forma consolidated financial statements reflect the pro forma financial condition and results of operations of CTPartners Executive Search Inc (CTPartners) after giving effect to our acquisition of Park Brown International Pty Ltd (Park Brown).    The pro forma adjustments associated with this transaction assume the transaction was completed as of June 30, 2014 for purposes of the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2013 for purposes of the unaudited pro forma condensed consolidated statements of operations.

Our pro forma condensed consolidated financial statements are presented for informational purposes only and are based on information and assumptions we consider appropriate and reasonable.  These pro forma condensed consolidated financial statements do not purport to (i) represent our financial position had the transaction described in these pro forma condensed consolidated financial statements occurred on June 30, 2014, (ii) represent the results of our operations had the transaction described in these pro forma condensed consolidated financial statements occurred on January 1, 2013 or (iii) project or forecast our financial position or results of operations as of any future date or for any future period, as applicable.

You should read the information below along with our consolidated financial statements included our Annual Report on Form 10-K for the year ended December 31, 2013 and our unaudited condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed with the Securities and Exchange Commission.

CTPARTNERS EXECUTIVE SEARCH INC
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2014

	CTPartners Executive Search Inc (1)	Park Brown Pty Ltd (2)	Pro-Forma Adjustments	Notes	Pro-Forma Combined
Assets
Current Assets
Cash	$6,620,000	$714,209	$(904,253)	(5)	$6,429,956
Accounts receivable, net	38,271,000	148,648	—		38,419,648
Other receivables	413,000	—	—		413,000
Prepaid expenses	3,796,000	—	—		3,796,000
Deferred income taxes	3,547,000	54,893	—		3,601,893
Other	3,641,000	27,688	—		3,668,688
Total current assets	56,288,000	945,438	(904,253)		56,329,185
Non-current assets
Leasehold Improvements and Equipment, net	4,969,000	18,175	—		4,987,175
Goodwill	10,317,000	—	1,841,567	(5)	12,158,567
Intangibles, net	4,179,000	1,906	789,243	(5)	4,970,149
Other Assets	5,508,000	81,481	—		5,589,481
Deferred Income Taxes	6,107,000	—	—		6,107,000
	$87,368,000	$1,047,000	$1,726,557		$90,141,557
Liabilities and Stockholders’ Equity
Current Liabilities
Current portion of long-term debt	$3,143,000	$—	$—		$3,143,000
Line of credit	12,168,000	—	—		12,168,000
Accounts payable	3,557,000	527	—		3,557,527
Accrued compensation	28,879,000	—	—		28,879,000
Income taxes payable	2,750,000	164,854	—		2,914,854
Accrued expenses	3,047,000	36,594	(142,149)	(6)	2,941,445
Accrued business taxes	2,136,000	218,955	—		2,354,955
Total current liabilities	55,680,000	420,930	(142,149)		55,958,781
Long-Term Liabilities
Long-term debt, less current maturities	2,799,000	—	2,352,627	(5)	5,151,627
Deferred rent, less current maturities	841,000	—	—		841,000
Total long-term liabilities	3,640,000	—	2,352,627		5,992,627
Redeemable noncontrolling interest	4,220,000	—	—		4,220,000
Stockholders’ Equity
Preferred stock	—	—	—		—
Common stock	8,000	188	(188)	(5)	8,000
Additional paid-in capital	38,075,000	—	—		38,075,000
Accumulated deficit	(10,980,000)	625,882	(483,733)	(5)	(10,837,851)
Accumulated other comprehensive (loss), net of tax	(1,136,000)	—	—		(1,136,000)
Treasury stock	(2,139,000)	—	—		(2,139,000)
	23,828,000	626,070	(483,921)		23,970,149
	$87,368,000	$1,047,000	$1,726,557		$90,141,557

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

CTPARTNERS EXECUTIVE SEARCH INC
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2013

	CTPartners Executive Search Inc. (1)	Park Brown Pty Ltd. (3)	Pro-Forma Adjustments	Notes	Pro-Forma Combined
Revenue
Net revenue	$130,278,000	$2,673,825	$—		$132,951,825
Reimbursable expenses	4,002,000	10,807	—		4,012,807
Total revenue	134,280,000	2,684,632	—		136,964,632
Operating expenses
Compensation and benefits	100,553,000	1,430,093	—		101,983,093
General and administrative	31,985,000	451,653	106,612	(6)	32,543,265
Reimbursable expenses	4,448,000	16,766	—		4,464,766
Total Operating Expenses	136,986,000	1,898,512	106,612		138,991,124
Operating loss	(2,706,000)	786,120	(106,612)		(2,026,492)
Interest expense, net	(179,000)	3,425	—		(175,575)
Loss before income taxes	(2,885,000)	789,545	(106,612)		(2,202,067)
Income tax benefit/(expense)	1,115,000	(236,863)	108,436	(7)	986,573
Net income/(loss)	(1,770,000)	552,682	1,824		(1,215,494)
Net loss attributable to redeemable noncontrolling interest	138,000	—	—		138,000
Net income/(loss) attributable to the Company	$(1,632,000)	$552,682	$1,824		$(1,077,494)

Basic and diluted income/(loss) per common share	$(0.23)				$(0.15)
Basic and diluted weighted average common shares	7,055,734				7,055,734

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

CTPARTNERS EXECUTIVE SEARCH INC
UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six months ended June 30, 2014

	CTPartners Executive Search Inc (1)	Park Brown Pty Ltd. (4)	Pro-Forma Adjustments	Notes	Pro-Forma Combined
Revenue
Net revenue	$84,983,000	$1,636,881	$—		$86,619,881
Reimbursable expenses	2,344,000	9,818	—		2,353,818
Total revenue	87,327,000	1,646,699	—		88,973,699
Operating expenses
Compensation and benefits	62,252,000	997,566	—		63,249,566
General and administrative	17,032,000	216,755	(132,459)	(6)	17,116,296
Reimbursable expenses	2,637,000	32,351	—		2,669,351
Total Operating Expenses	81,921,000	1,246,672	(132,459)		83,035,213
Operating loss	5,406,000	400,027	132,459		5,938,486
Interest expense, net	(128,000)	(1,135)	—		(129,135)
Loss before income taxes	5,278,000	398,892	132,459		5,809,351
Income tax expense	(2,032,000)	(125,890)	(83,149)	(7)	(2,241,039)
Net income	3,246,000	273,002	49,310		3,568,312
Net loss attributable to redeemable noncontrolling interest	16,000	—	—		16,000
Net loss attributable to the Company	$3,262,000	$273,002	$49,310		$3,584,312

Basic income per common share	$0.46				$0.50
Diluted income per common share	$0.43				$0.47
Basic weighted average common shares	7,168,072				7,168,072
Diluted weighted average common shares	7,659,957				7,659,957

See Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

CTPARTNERS EXECUTIVE SEARCH INC
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1). Represents actual results for CTPartners Executive Search Inc for the periods presented.

(2). The historic audited Balance Sheet for Park Brown International Pty Ltd is prepared in accordance with U.S. GAAP and is adjusted for the translation to U.S. Dollars using historical exchange rate as presented below:

		AUD/USD
June 30, 2014	Period end spot rate	0.94193
January 1, 2013 through December 31, 2013	Average period rate	0.96780
January 1, 2014 through June 30, 2014	Average period rate	0.91430

	June 30, 2014 In Australian Dollars	June 30, 2014 In U.S. Dollars
Assets
Current assets
Cash	$758,240	$714,209
Trade receivables	157,812	148,648
Deferred income taxes	58,279	54,893
Other current assets	29,395	27,688
Total current assets	1,003,726	945,438

Non-current assets
Property, plant and equipment (net)	19,295	18,175
Intangible assets	2,023	1,906
Other assets	86,504	81,481
Total non-current assets	107,822	101,562
Total assets	$1,111,548	$1,047,000

Liabilities and Members' Equity
Current Liabilities
Accounts payable	$560	$527
Accrued expenses	38,850	36,594
Business taxes payable	232,454	218,955
Income taxes payable	175,016	164,854
Total current liabilities	446,880	420,930
Members' Equity
Retained earnings	664,468	625,882
Share capital	200	188
Total Members' Equity	664,668	626,070
Total Liabilities and Members' Equity	$1,111,548	$1,047,000

CTPARTNERS EXECUTIVE SEARCH INC
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(3). Prior to our acquisition of the business, Park Brown accounted for its operations using a fiscal year from July 1 through June 30. The historic statement of income for Park Brown International Pty Ltd for the twelve months ended December 31, 2013 is presented below. Statements are comprised of actual results of operations for the third and fourth quarter of fiscal year 2013, and first and second quarter of fiscal year 2014, adjusted for the translation to U.S. Dollars using historical exchange rate as presented below:

AUD/USD
January 1, 2013 through December 31, 2013	Average period rate	0.96780

	Park Brown International Pty Ltd Year Ended December 31, 2013
	Australian Dollars	US Dollars
Revenue
Net revenue	$2,765,072	$2,673,825
Reimbursable expenses	11,175	10,807
Total revenue	2,776,247	2,684,632
Operating expenses
Compensation and benefits	1,478,897	1,430,093
General and administrative	467,066	451,653
Reimbursable expenses	17,338	16,766
Total operating expenses	1,963,301	1,898,512
Operating income	812,946	786,120
Other income, net	3,542	3,425
Income before income taxes	816,488	789,545
Income tax expense	(244,947)	(236,863)
Net income	$571,541	$552,682

CTPARTNERS EXECUTIVE SEARCH INC
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(4). Prior to our acquisition of the business, Park Brown accounted for its operations using a fiscal year from July 1 through June 30. The historic statement of income for Park Brown International Pty Ltd for the six months ended June 30, 2014 is presented below. Statements are comprised of actual results of operations, adjusted for the translation to U.S. Dollars using historical exchange rate as presented below:

AUD/USD
January 1, 2014 through June 30, 2014	Average period rate	0.91430

	Park Brown International Pty Ltd Six months ended June 30, 2014
	Australian Dollars	U.S. Dollars
Revenue
Net revenue	$1,790,311	$1,636,881
Reimbursable expenses	10,738	9,818
Total revenue	1,801,049	1,646,699
Operating expenses
Compensation and benefits	1,091,071	997,566
General and administrative	237,072	216,755
Reimbursable expenses	35,384	32,351
Total operating expenses	1,363,527	1,246,672
Operating income	437,522	400,027
Other expense, net	(1,241)	(1,135)
Income before income taxes	436,281	398,892
Income tax expense	(137,690)	(125,890)
Net income	$298,591	$273,002

(5). Represents preliminary purchase price allocation for Park Brown International Pty Ltd. The Company is currently in the process of determining the fair value of the assets acquired and the liabilites assumed in this business combination. The following table summarizes the preliminary fair values of the consideration transferred, assets acquired and liabilities assumed, at acquisition date:

Fair value of consideration transferred:
Cash	$904,253
Contingent consideration	2,352,627
Total	$3,256,880

Recognized amounts of identifiable assets acquired and liabilities assumed
Net working capital	$626,070
Intangible assets	789,243
Total identifiable net assets	1,415,313
Goodwill	1,841,567
Total fair value of assets acquired and liabilities assumed	$3,256,880

Acquisition costs not yet reflected in the historical financial statements, comprised of stamp duty costs of $142,149, are included in accrued expenses and accounted for in retained earnings on pro forma Balance Sheet as of June 30, 2014.

CTPARTNERS EXECUTIVE SEARCH INC
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(6). Represents adjustment to amortization expense as a result of recording intangible assets at preliminary estimates of fair value as of the date of acquisition and the effect of the acquisition costs actually incurred by the Company in 2014. Adjustments are summarized below:

	Year ended December 31, 2013	Six months ended June 30. 2014
Amortization expense	$106,612	$50,401
Acquisition costs	—	(182,860)
Total general and administrative expenses adjustment	$106,612	$(132,459)

(7). The Company is subject to income taxes in all jurisdictions where it operates. For U.S. tax purposes, the Company has made an election to include the income or loss of its global subsidiaries in the consolidated U.S. tax return. The Company pays U.S. tax on its worldwide income, reduced by income tax credits for foreign income taxes incurred. Amounts represent tax impact of the pro forma adjustments as well as and adjustment to reflect the Company's effective tax rate of 38.0%.